Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

13. Commitments and Contingencies

License Agreements

We have exclusive licensing agreements to utilize certain patents, related to the technology for visual prostheses. We have determined that only the agreement with Doheny Eye Institute (“DEI”) applies to Argus II and Orion requiring future royalty payments through 2033. We have agreed to pay to DEI royalties for licensed products sold or leased by us. The royalty rate is 0.5%, based on related net sales of the patented portion of licensed products.

In the past we have paid royalties under a license agreement with the Johns Hopkins University (“JHU”). The JHU agreement expired, along with the underlying patents, in 2018. Pursuant to these agreements, DEI and JHU, we have incurred costs of approximately $1,000 for the year ended December 31, 2020 and zero in 2021.

Indemnification Agreements

We maintain indemnification agreements with our directors and officers that may require us to indemnify them against liabilities that arise by reason of their status or service as directors or officers, except as prohibited by applicable law.

Clinical Trial Agreements

Based upon FDA approval of Argus II, which was obtained in February 2013, we were required to collect follow-up data from subjects enrolled in our pre-approval trial for a period of up to ten years post-implant, which was extended through the year 2019. In addition, we conducted three post-market studies to comply with U.S. FDA, French, and European post-market surveillance regulations and requirements and are conducting an early feasibility clinical study of Orion. We have contracted with various universities, hospitals, and medical practices to provide these services. Payments are based on procedures performed for each subject and are charged to clinical and regulatory expense as incurred. Total amounts charged to expense for the years ended December 31, 2021 and 2020 were $0.4 million and $1.1 million, respectively.

California Board Representation

As of January 1, 2021, all publicly held domestic or foreign corporations whose principal executive offices are located in California must meet the minimum requirements for female directors and for directors from underrepresented communities on their boards as required respectively by Women on Boards (SB 826) and Underrepresented Communities on Boards (AB 979). California law authorizes the California Secretary of State to impose fines to enforce compliance of SB 826 including a $100,000 fine for "failure to timely file board member information with the Secretary of State"; a $100,000 fine for a first violation, defined as "each director seat required by this section to be held by a female, which is not held by a female during at least a portion of a calendar year"; and a

$300,000 fine for subsequent violations. The Company currently has one female director and under California’s staggered compliance schedule as of December 31, 2021 the Company is required to have to have a minimum of three female directors. To date the Company has not filed board information with the Secretary of State. To the knowledge of the Company the Secretary of State has not to date imposed any fines. California has also instituted a parallel Board diversity compliance and reporting framework focused on directors  "from an underrepresented community," which is defined to mean "an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender." Under the law’s staggered compliance schedule a publicly held corporation whose principal executive offices are located in California must have at least one director from an underrepresented community on its board as of December 31, 2021. Companies that fail to timely comply with AB 979 may be fined $100,000 for the first violation and $300,000 for subsequent violations. The Company is not in compliance with these provisions and has accrued $100,000 as of December 31, 2021.

Litigation, Claims and Assessments

Three oppositions filed by Pixium Vision are pending in the European Patent Office, each challenging the validity of a European patent owned by us. The outcomes of the challenges are not certain, however, if successful, they may affect our ability to block competitors from utilizing our patented technology. We believe a successful challenge will not have a material effect on our ability to manufacture and sell our products, or otherwise have a material effect on our operations.

As described in the Company’s 10-K for the year ended December 31, 2020, the Company had entered into a Memorandum of Understanding (“MOU”) for a proposed business combination with Pixium Vision SA (“Pixium”). In response to a press release by Pixium dated March 24, 2021, and subsequent communications between us and Pixium, our Board of Directors determined that the business combination with Pixium was not in the best interest of our shareholders. On April 1, 2021, we gave notice to Pixium that we were terminating the MOU between the parties and seeking an amicable resolution of termination amounts that may be due, however no assurance can be given that an amicable resolution will be reached. We accrued $1,000,000 of liquidated damages as contemplated by the MOU in accounts payable as of March 31, 2021 and remitted that amount to Pixium in April 2021. Pixium indicated that it considered this termination wrongful, rejected the Company’s offers, but retained the $1,000,000 payment. On May 19, 2021, Pixium filed suit in the Paris Commercial Court, and currently claim damages of approximately €5.1 million or about $5.6 million. We believe we have fulfilled our obligations to Pixium with the liquidated damages payment of $1,000,000 and thus the Company does not believe any further loss accrual is necessary.

In November 2020, we and Pixium retained Oppenheimer & Co. Inc. as placement agent for a proposed private placement of securities in connection with the Business Combination. On April 1, 2021, we received an invoice from Oppenheimer for more than $1.86 million. This amount includes a requested commission of 6.5% on $27.9 million raised in the private placement. We believe that claims for payment presented by this invoice are without merit.

On or about July 19, 2021, Martin Sumichrast filed a complaint with the Superior Court of the State of California, County of Los Angeles — Central District, claiming that he is entitled to compensation for services, as well as exemplary and other damages in an amount to be determined at trial but not less than $2 million, which arise from his allegedly arranging and securing financing that the Company obtained in May 2020 via a registered underwritten public offering of common stock. The complaint was dismissed by the court on January 18, 2022. Sumichrast appealed the dismissal, however the appeal was subsequently abandoned on March 1, 2022.

We are party to litigation arising in the ordinary course of business. It is our opinion that the outcome of such matters will not have a material effect on our financial statements, however the results of litigation and claims are inherently unpredictable. Regardless of outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.